UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 21, 2010

Mexoro Minerals Ltd.

(Exact name of registrant as specified in its charter)

Colorado	000-23561	84-1431797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Mountain View Center

12303 Airport Way, Suite 200

Broomfield, CO 80021

(Address of principal executive offices) (Zip Code)

(303) 327 1587

Registrant’s telephone number, including area code

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2010, Mr. John Clair, a Director of Mexoro Minerals Ltd., a Colorado corporation (the “Company”), notified the Board of Directors of the Company of his resignation from the Board of Directors effective immediately.  Mr. Clair did not resign as a Director as the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 5.07

Submission to a Vote of Security Holders

(a)

On May 24, 2010, the Company held its Annual Meeting.  The Company filed its definitive proxy statement for the proposals voted upon at the annual meeting with the Securities and Exchange Commission on April 9, 2010.

(b)

As of March 26, 2010, the record date for the annual meeting, 53,753,826 shares of the Company’s common stock were issued and outstanding.  A quorum of 30,244,826 shares of common stock were present or represented at the annual meeting.  The following items of business were voted upon by stockholders at the annual meeting:

1.

A proposal to amend the Company’s Articles of Incorporation to change the name of the Company to Pan American Goldfields Ltd was approved.  The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
30,078,359	117,583	48,884	0

2.

A proposal to amend the Company’s Articles of Incorporation to adopt a classified board of directors was approved.  The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
27,364,362	84,631	142,104	2,653,729

3.

A proposal to amend the Company’s Articles of Incorporation to eliminate shareholders’ power to call special meetings was approved.  The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
29,058,858	997,306	188,662	0

4.

A proposal to amend the Company’s Articles of Incorporation to allow action by unanimous written consent of shareholders was approved.  The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
29,503,204	633,280	108,342	0

5.

A proposal to amend the Company’s Articles of Incorporation to adopt supermajority voting requirements to amend certain provisions of the Articles of Incorporation was approved.  The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
29,221,544	818,049	205,233	0

6.

A proposal to approve the reincorporation of the Company from the State of Colorado to the State of Delaware was approved.  The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
30,059,157	130,248	55,248	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEXORO MINERALS LTD.

Dated:  May 27, 2010

By:  /s/ George Young

Name: George Young

Title:  President